EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

The undersigned, Patrick E. Paddon, Chief Executive Officer of California First National Bancorp (the "Company"), and S. Leslie Jewett, Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C. §1350, that:

(i)  the annual report on Form 10K of the Company (the "Report) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Patrick E. Paddon /s/
Patrick E. Paddon
Chief Executive Officer

S. Leslie Jewett /s/
S. Leslie Jewett
Chief Financial Officer

Dated: September 26, 2003